Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

(CCSO) | Carbon Collective Climate Solutions U.S. Equity ETF (the “Fund”)

listed on The Nasdaq Stock Market, LLC

March 10, 2025

Supplement to the

Prospectus and Summary Prospectus, each dated November 28, 2024

Effective immediately, the Fund no longer invests in micro-capitalization companies. Consequently, the second sentence in the last paragraph under “Principal Investment Strategies” is replaced with the below:

“The Fund’s portfolio will typically hold the securities of between 100 and 150 companies.”

In addition, the “Micro-Capitalization Investing” disclosure under “Market Capitalization Risk” in the “Principal Investment Risks” section is hereby deleted.

Please retain this Supplement for future reference.